UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2023

PRESSURE BIOSCIENCES, INC.

(Exact name of Registrant as specified in its charter)

Massachusetts	001-38185	04-2652826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Norfolk Avenue

South Easton, MA 02375

(Address of principal executive offices, including zip code)

(508) 230-1828

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2023, Pressure BioSciences, Inc. (the “Company”) filed Articles of Amendment to Restated Articles of Organization (the “Amendment”) with the Secretary of the Commonwealth of Massachusetts to designate 1,000 shares of its Preferred Stock as Series BB Convertible Preferred Stock, par value $0.01 per share (the “Series BB Preferred Stock”) and 2,000 shares of Preferred Stock as Series CC Convertible Preferred Stock, par value $0.01 per share (the “Series CC Preferred Stock”). Each of the Certificate of Designation of Series BB Convertible Preferred Stock (the “Series BB COD”) and Certificate of Designation of Series CC Convertible Preferred Stock (the “Series CC COD”) filed with the Amendment set forth the terms and provisions of the Series BB Preferred Stock and Series CC Preferred Stock, respectively.

Series BB Preferred Stock

Rank. The Series BB Preferred Stock ranks prior to the Company’s common stock, par value $0.01 per share (the “Common Stock”), and subordinate to the Series AA and Series CC Preferred Stock, and to all other classes of classes and series of equity securities of the Company, which by its terms does not rank on a parity with or senior to the Series BB Preferred, and all indebtedness of the Company.

Dividends. The holders of shares of the Series BB Preferred Stock are not entitled to receive dividends.

Voting Rights. The Series BB Preferred Stock has all of the same voting rights as the Common Stock. Each share of Series BB Preferred Stock .. The holders of Series BB Preferred Stock shall have the right to vote along with the holders of Common Stock in an amount equal to 10,000 votes for each share of Series BB Preferred Stock held.

Voluntary Conversion. The holders of Series BB Preferred Stock have the right to convert its Series BB Preferred Stock into Common Stock at a ratio of 10,000 shares of Common Stock for each share of Series B Preferred Stock held, subject to adjustment as set forth in Section 4(e) of the Series BB COD.

Company Forced Conversion. The Company has the right to cause the conversion of all shares of Series BB Preferred Stock into Common Stock (“Forced Conversion”). Following the effectiveness of a registration statement permitting the resale of the Conversion Shares held by holders of the Series BB Preferred Stock, the Company may effectuate a Forced Conversion if either of the following conditions are satisfied: (i) the VWAP of the Common Stock shall equal or exceed 300% of $2.50 (with such dollar figure to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction that affects the share price of the Common Stock) for either 10 consecutive trading days, or 15 of 25 consecutive trading days immediately preceding the date of the Forced Conversion Notice; or (ii) listing of the Common Stock on any national securities exchange (NYSE, NYSE American or Nasdaq). The Company shall not have an obligation to register the Conversion Shares of the shares of Series BB Preferred Stock that are issued pursuant to any exchange of previously issued securities.

Conversion Restriction. At no time may a holder of shares of Series BB Preferred Stock convert shares of the Series BB Preferred Stock if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 4.99% of all of the Common Stock outstanding at such time (the “Conversion Restriction”); provided, however, that a holder may waive the Conversion Restriction by providing the Company with sixty-one (61) days’ notice that such holder is waiving the Conversion Restriction.

Capitalized terms used but not defined in the foregoing description of the Series BB Preferred Stock shall have the meanings as set forth in the Series BB COD. The foregoing description of the Series BB Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Series BB COD, which is filed as Exhibit 3.2 to this Current Report on Form 8-K (this “Current Report”).

Series CC Preferred Stock

Rank. The Series CC Preferred Stock ranks prior to the Common Stock, pari passu to the Series AA Preferred Stock, and prior to all other classes and series of equity securities of the Company which by its terms does not rank on a parity with or senior to the Series CC Preferred Stock (the “Junior Stock”). The Series CC Preferred Stock is subordinate to and ranks junior to all indebtedness of the Company.

Quarterly Dividends. The holders of shares of the Series CC Preferred Stock are entitled to receive, out of funds legally available therefor, dividends at an annual rate equal to 8% of the Liquidation Preference Amount (as defined below), calculated on the basis of a 360-day year, consisting of twelve 30-day months, and shall accrue on a daily basis from April 24, 2023. Accrued and unpaid dividends shall compound on a quarterly basis, and shall be, except as set forth in Section 2(b) of the Series CC COD, payable in cash. The first such dividend payment shall be due and payable on April 30, 2023, with subsequent dividend payments due and payable on June 30, September 30, and December 31, 2023. Each year thereafter, dividend payments shall be due and payable on March 31, June 30, September 30, and December 31.

Junior Stock Dividends. The Company shall not declare or pay any cash dividends on or make any other distributions with respect to or redeem, purchase, or otherwise acquire for consideration, any shares of Junior Stock unless and until all accrued and unpaid dividends on the Series CC Preferred Stock have been paid in full, subject to restrictions as set forth in Section 3(a) of the Series CC COD.

Class Voting Rights. So long as more than ten percent (10%) of the Series CC Preferred Stock remain outstanding, the Company shall not, and shall not permit any subsidiary to, without the affirmative vote or consent of the holders of at least 75% of the shares of the Series CC Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series CC Preferred Stock vote separately as a class: (i) authorize, create, issue or increase the authorized or issued amount of any class or series of stock, including but not limited to the issuance of any more shares of previously authorized Preferred Stock, ranking prior to the Series CC Preferred Stock, with respect to the distribution of assets on liquidation, dissolution or winding up; (ii) amend, alter or repeal the provisions of the Series CC Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series CC Preferred Stock; (iii) repurchase, redeem or pay dividends on (whether in cash, in kind, or otherwise), shares of Junior Stock; (iv) amend the Articles of Incorporation or By-Laws of the Company so as to affect materially and adversely any right, preference, privilege or voting power of the Series CC Preferred Stock; (v) effect any distribution with respect to Junior Stock or parity stock; (vi) reclassify the Company’s outstanding securities; or (vii) effect a transaction with one or more persons or entities whereby such other persons or entities will own more than the 50% of the outstanding shares of Common Stock following such transaction.

General Voting Rights. Except with respect to transactions upon which the Series CC Preferred Stock shall be entitled to vote separately as a class as set forth in “Class Voting Rights” above and except as otherwise required by Massachusetts law, the Series CC Preferred Stock shall have no voting rights. The Common Stock into which the Series CC Preferred Stock is convertible shall, upon issuance, have all of the same voting rights as the Common Stock.

Liquidation Preference. In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the holders of shares of the Series CC Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Company whether such assets are capital or surplus of any nature, an amount equal to $25,000.00 per share (the “Liquidation Preference Amount”) of the Series CC Preferred Stock, on a pro rata and pari passu basis with any parity stock (the “Pari Passu Preferred Stock”), together with all accrued but unpaid dividends, before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock. If the assets of the Company are not sufficient to pay in full the Liquidation Preference Amount payable to the holders of outstanding shares of the Series CC Preferred Stock and any series of preferred stock or any other class of stock on a parity as to rights on liquidation, dissolution or winding up, with the Series CC Preferred Stock, then all of said assets will be distributed among the holders of the Series CC Preferred Stock, the Pari Passu Preferred Stock and the other classes of stock on a parity with the Series CC Preferred Stock, if any, ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The liquidation payment with respect to each outstanding fractional share of Series CC Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of Series CC Preferred Stock. All such payments shall be in cash, property (valued at its fair market value as determined by an independent appraiser reasonably acceptable to the holders of a majority of the Series CC Preferred Stock) or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series CC Preferred Stock has been paid in cash the full Liquidation Preference Amount to which such holder is entitled as provided herein. After payment of the full Liquidation Preference Amount to which each holder is entitled, such holders of shares of Series CC Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Company.

Voluntary Conversion. The holders of Series CC Preferred Stock have the right to convert its Series CC Preferred Stock into a number of fully paid and nonassessable shares of Common Stock (the “Conversion Shares”) equal to the quotient of (i) the Liquidation Preference Amount of the shares of Series CC Preferred Stock being converted thereon divided by (ii) the Conversion Price then in effect as of the date of the delivery by such holder of its notice of election to convert. The “Conversion Price” shall mean $2.50 per share, subject to adjustment under Section 5(e) of the Series CC COD.

Company Forced Conversion. The Company has the right to cause the conversion of all shares of Series CC Preferred Stock into Common Stock (“Forced Conversion”). Following the effectiveness of a registration statement permitting the resale of the Conversion Shares held by holders of the Series CC Preferred Stock the Company may effectuate a Forced Conversion if either of the following conditions are satisfied as of the Forced Conversion Effective Date: (i) the VWAP of the Common Stock shall equal or exceed 300% of the Conversion Price for either 10 consecutive trading days, or 15 of 25 consecutive trading days immediately preceding the date of the Forced Conversion Notice; or (ii) listing of the Common Stock on any national securities exchange (NYSE, NYSE American or Nasdaq). The Company shall not have an obligation to register the Conversion Shares of the shares of Series CC Preferred Stock that are issued pursuant to any exchange of previously issued securities.

Conversion Restriction. At no time may a holder of shares of Series CC Preferred Stock convert shares of the Series CC Preferred Stock if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 4.99% of all of the Common Stock outstanding at such time (the “Conversion Restriction”); provided, however, that a holder may waive the Conversion Restriction by providing the Company with sixty-one (61) days’ notice that such holder is waiving the Conversion Restriction.

Additional Covenants. For as long as there has not been a Forced Conversion, the Company shall not: (i) issue any variable priced equity or variable priced equity linked securities; or (ii) issue any additional shares of preferred or convertible debt that rank in terms of liquidation preference or any other priority senior to the Series CC Preferred Stock, without prior written permission of holder of 75% of the then outstanding shares of Series CC Preferred Stock. Upon listing of the Common Stock on any national securities exchange (NYSE, NYSE American or Nasdaq), the Company will not issue any Common Stock or Common Stock equivalents at a price below the initial listing price on any such exchange for a period of 12 months from the date of listing.

Capitalized terms used but not defined in the foregoing description of the Series CC Preferred Stock shall have the meanings as set forth in the Series CC COD. The foregoing description of the Series CC Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Series CC COD, which is filed as Exhibit 3.3 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Articles of Amendment, filed May 1, 2023.
3.2	Certificate of Designation of Series BB Convertible Preferred Stock, filed May 1, 2023.
3.3	Certificate of Designation of Series CC Convertible Preferred Stock, filed May 1, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSURE BIOSCIENCES, INC.

Date: May 5, 2023	By:	/s/ Richard T. Schumacher
Richard T. Schumacher
President and Chief Executive Officer